SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: May 3, 2001
                       (Date of earliest event reported)

  Commission     Registrant; State of Incorporation;     I.R.S. Employer
  File Number       Address; and Telephone Number       Identification No.

    1-3525      AMERICAN ELECTRIC POWER COMPANY, INC.       13-4922640
                     (A New York Corporation)
                         1 Riverside Plaza
                        Columbus, Ohio 43215
                      Telephone (614) 223-1000




Item 7.  Financial Statements and Exhibits.

(a)   Not Applicable.
(b)   Not Applicable.
(c)   Exhibits.

      The following exhibit is filed herewith in accordance with Item 601 of Regulation S-K:


     Exhibit No.                        Description
         99 Comparative Unaudited Consolidated Income Statements of American Electric Power Company, Inc. for the periods ended March 31, 2001 and 2000.

                              SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          AMERICAN ELECTRIC POWER COMPANY, INC.
                                   Registrant


                               /s/ A. A. Pena
                               Treasurer of the Registrant



May 3, 2001



                                 EXHIBIT INDEX


     Exhibit No.                        Description
         99 Comparative Unaudited Consolidated Income Statements of American Electric Power Company, Inc. for the periods ended March 31, 2001 and 2000.




                                                                   EXHIBIT 99


The comparative unaudited consolidated income statements of American Electric Power Company, Inc. for the periods ended March 31, 2001 and 2000 are shown below:

                  American Electric Power
               Summary of Financial Results
           in millions, except per share amounts
      (Data based on preliminary, unaudited results)

                                 3 Months Ended 3/31
                                   2001       2000

Total Revenues                    $14,238     $6,117
                                  -------     ------

Expenses:
   Fuel and Purchased Power        12,102      4,347
   Maintenance and Other              958        851
Operation
   Depreciation and Amortization      336        320
   Taxes Other Than Income Taxes      168        171
                                     ----        ---
      Total Expenses               13,564      5,689
                                  -------      -----

Operating Income                      674        428

Other Income, net                      31         42
                                      ---         --

Income Before Interest,
Preferred
    Dividends and Income Taxes        705        470

Interest and Preferred Dividends      269        253
                                     ----        ---

Income Before Income Taxes            436        217

Income Taxes                          170         77
                                     ----         --

Net Income                          $ 266      $ 140
                                   ======      =====

Average Shares Outstanding            322        322

Earnings per Share                 $ 0.83     $ 0.43
                                  =======     ======

American Electric Power Company, Inc. has reclassified certain settled forward energy transactions of its trading operation from a net to a gross basis of presentation. This filing on Form 8-K/A has been made to include the Company's German trading operations in this reclassification. The reclassification is intended to reflect the scope and nature of the company's energy sales and purchases. As a result, the following amounts were reclassified from revenues to purchased power expense: $10.5 billion for the three months ended March 31, 2001 and $3.1 billion for the three months ended March 31, 2000. AEP continues to report all financially net settled trading transactions, such as swaps, futures, and unexercised options, on a net basis reflecting the financial nature of these transactions.